Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3916
Financial Services	Fax +44 (0) 113 231 3200
1 Sovereign Square	john.midgley@kpmg.co.uk
Sovereign Street
Leeds LS1 4DA
United Kingdom

Private & confidential

The Directors

Salus (European Loan Conduit No. 33)

DAC

28 Fitzwilliam Place

Dublin 2 Ireland

(the “Issuer”)

Morgan Stanley Principal Funding, Inc

1290 Avenue Of The Americas

New York 10104

(the “Loan Seller”)

Morgan Stanley & Co. International plc

25 Cabot Square

London E14 4QA

(the “Arranger” and “Lead Manager”)

Morgan Stanley Bank, N.A.

One Utah Centre

201 South Main Street

Salt Lake City

Utah 84111

(the “Original Senior Lender and VRR Lender”)

Wells Fargo Securities International Limited

One Plantation Place

30 Fenchurch Street

London EC3M 3BD

(the “Co-Manager”)

27 November 2018

Your ref   Project Bonsai

  Our ref   jm/hl/cc0476

Dear Sir or Madam

Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases

In accordance with engagement terms which have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the portfolio of assets described above and this letter reports on our performance of those

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases 27 November 2018 agreed upon procedures (the “Pool AUP Letter”). This Pool AUP Letter is confidential and agreed disclosure restrictions apply.

We will not accept any responsibility to any other party to whom our Pool AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1    Procedures performed in respect of the commercial leases pool

A data file containing details of the portfolio of leases, entitled “Brookfield Rent Roll tab refreshed v211118.xlsx” was made available to us by the Arranger on 21 November 2018 (the “Extraction File”). Our work was based on this Extraction File. The Extraction File contained information on 72 aggregated leases as shown by the records of the Loan Seller as at 24 September 2018 (the “Cut-off Date”).

Limited procedures as set out in the work programme (the “Work Programme”) attached as Appendix A in connection with the Sample were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Arranger, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Arranger, (ii) the physical existence of the commercial leases, (iii) the reliability or accuracy of the documents provided to us by the Arranger which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease documentation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the commercial leases with applicable laws and regulations, or (iv) any other factor or characteristic of the commercial leases that would be material to the likelihood that the issuer or the asset-

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases 27 November 2018 backed security will pay interest and principal in accordance with applicable terms and conditions.

2  Findings

We found such information in the Extraction File to be in agreement with the source documentation.

We make no conclusions in relation to the findings from the procedures.

3  General

This Pool AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Pool AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Pool AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Pool AUP Letter.

This Pool AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Pool AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Pool AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Pool AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Pool AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases 27 November 2018

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Pool AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Pool AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Pool AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases 27 November 2018

Appendix A: Scope of the Services

This scope sets out the following agreed procedures for various data attributes relating to a sample of leases drawn from the portfolio as set out below.

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities. Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we will not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

We will provide you with a copy of our draft report and will discuss any queries and missing documentation with you.

Sampling approach

In this engagement you have asked us to perform our procedures on 100% of the leases.

Findings

Where an individual lease fails a procedure in relation to a data attribute, this will be classified as one error.

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions as provided by the Loan Seller will be assumed to supersede the original documentation.

In comparing data attributes between the data tape and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases 27 November 2018

Procedures

No.	Data attribute	Source	Procedure	Tolerance/ Definition of error
1	Tenant name	Lease Agreements	For each tenant check if the data attribute per the Extraction File agrees to source.	None
2	Office/Retail Area	Lease Agreements / Area Management Report / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
3	Ancillary Area	Lease Agreements / Area Management Report / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
4	Total Area	Lease Agreements / Area Management Report / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
5	Lease Start Date	Lease Agreements / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
6	Lease Break Date	Lease Agreements / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
7	Lease Expiry Date	Lease Agreements / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
8	Date of Next Review	Lease Agreements / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
9	In Place Gross Rent	Lease Agreements / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	+/- 0.01%

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Document Classification - KPMG Confidential

KPMG LLP Engagement to perform agreed upon procedures in relation to the proposed commercial mortgage backed securitisation and the underlying portfolio of leases 27 November 2018

10	Rent Commencement Date	Lease Agreements / Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None
11	Date of Rent Step-Up	Lease Agreements	For each tenant check if the data attribute per the Extraction File agrees to source.	None
12	Rent Step-Up Amount	Lease Agreements	For each tenant check if the data attribute per the Extraction File agrees to source.	None
13	ERV	Valuation Report	For each tenant check if the data attribute per the Extraction File agrees to source.	None

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Document Classification - KPMG Confidential